Exhibit 99.2

180 Life Sciences Corp. Announces Closing of $3 Million Registered Direct Offering and Concurrent Private Placement

PALO ALTO, Calif., April 10, 2023 (GLOBE NEWSWIRE) -- 180 Life Sciences Corp. (NASDAQ: ATNF, “180 Life Sciences” or the “Company”), a clinical-stage biotechnology company, today announced the closing of its previously announced issuance and sale of 1,570,680 shares of the Company’s common stock (or common stock equivalents in lieu thereof) in a registered direct offering and warrants to purchase up to 1,570,680 shares of common stock at a purchase price per share (and accompanying warrant) of $1.91 in a concurrent private placement (together with the registered direct offering, the “offering”), each priced at-the-market under Nasdaq rules. The private placement warrants have an exercise price of $1.78 per share, are immediately exercisable and will expire five and one-half years from the date of issuance.

The gross proceeds from the offering are approximately $3 million. The Company intends to use the net proceeds from the offering for research and development expenses and general corporate purposes, including the preparation of a marketing authorization application and legal expenses.

A.G.P./Alliance Global Partners acted as the sole placement agent for the offering.

The securities issued in the registered direct offering (but not the securities issued in the concurrent private placement) were offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-265416) previously filed with the U.S. Securities and Exchange Commission (the “SEC”), under the Securities Act of 1933, as amended (the “Securities Act”), which was declared effective by the SEC on June 3, 2022. A prospectus supplement describing the terms of the proposed offering was filed with the SEC and is available on the SEC’s website located at http://www.sec.gov. Electronic copies of the prospectus supplement may be obtained from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com.

The securities issued in the concurrent private placement described above were offered in a private placement under Section 4(a)(2) of the Securities Act and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the securities issued in the concurrent private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Company also has agreed that certain existing warrants to purchase up to an aggregate of 2,878,032 shares will be amended, effective upon the closing of the offering, so that the amended warrants will have a reduced exercise price of $1.78 per share and a termination date of five and one-half years following the closing of the offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company driving groundbreaking studies into clinical programs which are seeking to address major unmet clinical needs. The Company’s primary focus is a novel program to treat inflammatory disorders using anti-TNF (tumor necrosis factor).

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements include statements regarding the intended use of proceeds from the offering. Factors that may cause actual results to differ materially from the expected results include, without limitation, statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180 Life Science’s drug candidates, including potential delays in the enrollment and completion of clinical trials, issues raised by the FDA and MHRA, timing to complete required studies and trials, and timing to obtain governmental approvals; the potential that earlier clinical trials and studies may not be predictive of future results; 180 Life Sciences’ reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180 Life Sciences planned products; unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims; 180 Life Sciences’ ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States, that apply to its product development activities; the timing of filing, the timing of governmental review, and outcome of, planned Investigational New Drug (IND) applications for drug candidates; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms; the availability and cost of materials required for trials; the risk that initial drug results will not be able to be replicated in clinical trials or that such drugs selected for clinical development will not be successful; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; the progress of our clinical trials; our ability to find and enter into agreements with potential partners; our ability to attract and retain key personnel; changing market and economic conditions; our ability to produce acceptable batches of future products in sufficient quantities; unexpected manufacturing defects; manufacturing difficulties and delays; competition, including technological advances, new products and patents attained by competitors; challenges to patents; product efficacy or safety concerns resulting in product recalls or regulatory action; changes in behavior and spending patterns of purchasers of health care products and services; changes to applicable laws and regulations, including global health care reforms; expectations with respect to future performance, growth and anticipated acquisitions; the continued listing of the Company on The NASDAQ Stock Market; expectations regarding the capitalization, resources and ownership structure of the Company; expectations with respect to future performance, growth and anticipated acquisitions; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for its potential drug products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company’s drug candidates, pipeline and programs, including collaborations with third parties; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2022. These reports and filings are available at www.sec.gov. All subsequent written and oral forward-looking statements concerning the Company, the transactions described herein or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Jason Assad

Director of IR

180 Life Sciences Corp

jassad@180lifesciences.com